UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
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PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	41-3338782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The 2026 Annual Meeting of Shareholders of Permian Resources Corporation (the “Company”) was held on May 19, 2026 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the First Amendment (the “First Amendment”) to the Permian Resources Corporation 2023 Long Term Incentive Plan (the “Plan”) to, among other things, increase the maximum number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A shares”), issuable under the Plan from 71,718,560 Class A shares to 101,718,560 Class A shares. The Company’s Board of Directors (the “Board”) had previously approved the First Amendment, subject to shareholder approval.
The principal terms of the First Amendment and the Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 6, 2026, which descriptions of the First Amendment and the Plan are incorporated herein by reference and are qualified in their entirety by reference to the full text of the First Amendment and the Plan, as applicable, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders of the Company (i) elected ten directors to the Board for terms expiring at the 2027 Annual Meeting of Shareholders, (ii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iv) approved the First Amendment and (v) approved an amendment to the Sixth Amended and Restated Certificate of Incorporation of Permian Resources Holdings Inc., our wholly owned subsidiary, to remove the “pass-through voting” provision in connection with the Company’s corporate reorganization. The voting results for each proposal were as follows:
Proposal 1. To elect ten directors to the Board for terms expiring at the 2027 Annual Meeting of Shareholders:

	For	Against	Abstain	Broker Non-Votes
Maire A. Baldwin	670,324,623	6,982,110	709,722	64,666,444
Frost W. Cochran	673,551,350	3,752,030	713,075	64,666,444
Karan E. Eves	670,246,783	6,960,486	809,186	64,666,444
Steven D. Gray	611,914,658	65,342,520	759,277	64,666,444
William M. Hickey III	655,799,961	21,542,824	673,670	64,666,444
Aron Marquez	621,829,747	55,474,430	712,278	64,666,444
William J. Quinn	655,540,777	21,797,089	678,589	64,666,444
Jeffrey H. Tepper	666,582,900	10,722,602	710,953	64,666,444
Robert M. Tichio	669,066,256	8,259,864	690,335	64,666,444
James H. Walter	655,690,122	21,523,602	802,731	64,666,444

Proposal 2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
671,484,023	5,284,121	1,248,311	64,666,444

Proposal 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
724,751,914	17,047,850	883,135
Proposal 4. To approve the First Amendment to the Permian Resources Corporation 2023 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
486,136,079	190,600,884	1,279,492	64,666,444

Proposal 5. To approve an amendment to the Sixth Amended and Restated Certificate of Incorporation of Permian Resources Holdings Inc., our wholly owned subsidiary, to remove the “pass-through voting” provision in connection with the Company’s corporate reorganization:

For	Against	Abstain	Broker Non-Votes
675,699,906	1,089,408	1,227,141	64,666,444
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1#	First Amendment to the Permian Resources Corporation 2023 Long Term Incentive Plan.
10.2#	Permian Resources Corporation 2023 Long Term Incentive Plan (incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 29, 2024).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
# Management contract or compensatory plan or agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GUY M. OLIPHINT
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	May 19, 2026